SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

        The original 8-K has been amended by this 8-K/A to correct the date of the signature block for Form T-1 and the date of Exhibit 7 to Form T-1.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: February 17, 2000
(Date of earliest event reported)



                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                         333-77561                  41-1808858
--------                         ---------                  ----------
(State or Other Juris-          (Commission           (I.R.S. Employer
diction of Incorporation)      File Number)        Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits

Exhibit No.                Description

           25.1 Statement of Eligibility of The Chase Manhattan Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES II, INC.

                                                   By:    /s/Lisa Lundsten
                                                   Name:  Lisa Lundsten
                                                   Title: Vice President

Dated: April 3, 2000

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                                  EXHIBIT INDEX

 Exhibit
 Number  Description

 25.1 Statement of Eligibility of The Chase Manhattan Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee


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                                  EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY

                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)


New York                                          13-4994650
(State of incorporation                     (I.R.S. employer
if not a national bank)                  identification No.)

270 Park Avenue

New York, New York                                 10017
(Address of principal executive offices)      (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  ---------------------------------------------

                     Residential Funding Mortgage Securities II, Inc.
                    (Exact name of obligor as specified in its charter)

Delaware                                                     41-1808858
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                      identification No.)


8400 Normandale Lake Boulevard

Minneapolis, MN                                                55437
 (Address of principal executive offices)                 (Zip Code)

                       Home Equity Loan-Backed Term Notes
                       (Title of the indenture securities)


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                                          GENERAL

Item 1.                                                   General Information.

       Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

New York State Banking Department, Suite 2310, 5 Empire State Plaza, Albany, New York 12223.

Board of Governors of the Federal Reserve System, 20th and C Street NW, Washington, D.C., 20551.

Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y. 10045.

Federal Deposit Insurance Corporation, 550 Seventeenth Street NW Washington, D.C., 20429.


  (b)Whether it is authorized to exercise corporate trust powers.

           Yes.


Item 2.    Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         5.  Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8.  Not applicable.

         9.  Not applicable.

                                         SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 16th day of February, 2000.

                                        THE CHASE MANHATTAN BANK

                                        By  /S/ Mark McDermott
                                            Mark McDermott
                                            Trust Officer

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                 at the close of business September 30, 1999, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                Dollar Amounts
                  ASSETS                                           in Millions

Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin ................................................$  13,497
    Interest-bearing balances ............................................6,388
Securities:  ...................................................................
Held to maturity securities.................................................798
Available for sale securities..........................................  48,655
Federal funds sold and securities purchased under
    agreements to resell ................................................30,373
Loans and lease financing receivables:
    Loans and leases, net of unearned income    $132,392
    Less: Allowance for loan and lease losses      2,463
    Less: Allocated transfer risk reserve ....         0
                                           -------------
    Loans and leases, net of unearned income,
    allowance, and reserve .............................................129,929
Trading Assets ..........................................................47,413
Premises and fixed assets (including capitalized
    leases)...............................................................3,287
Other real estate owned .....................................................26
Investments in unconsolidated subsidiaries and
    associated companies....................................................185
Customers' liability to this bank on acceptances
    outstanding ............................................................716
Intangible assets ........................................................2,693
Other assets ........................................................... 15,430
                                                                         ------
TOTAL ASSETS ..........................................................$299,390
                                                                        =======


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                                           LIABILITIES

Deposits

    In domestic offices ...............................................$100,324
    Noninterest-bearing ..................................... $41,601
    Interest-bearing ........................................  58,723
                                                               ------
    In foreign offices, Edge and Agreement
    subsidiaries and IBF's ..............................................88,064
    Noninterest-bearing ......................................$ 6,363
    Interest-bearing ........................................  81,701

Federal funds purchased and securities sold under agree-
ments to repurchase .....................................................35,773
Demand notes issued to the U.S. Treasury .................................  892
Trading liabilities ..................................................   33,565

Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):

    With a remaining maturity of one year or less .....................   4,434
    With a remaining maturity of more than one year
           through three years...............................................14
       With a remaining maturity of more than three years................... 97
Bank's liability on acceptances executed and outstanding................... 716
Subordinated notes and debentures ........................................5,429
Other liabilities .......................................................11,457

TOTAL LIABILITIES ......................................................280,765
                                                                        -------


                                         EQUITY CAPITAL

Perpetual preferred stock and related surplus ................................0
Common stock .............................................................1,211
Surplus  (exclude all surplus related to preferred stock)................11,016
Undivided profits and capital reserves ...................................7,333
Net unrealized holding gains (losses)
on available-for-sale securities ........................................  (951)
Accumulated net gains (losses) on cash flow hedges........... ................0
Cumulative foreign currency translation adjustments ......... ...............16

TOTAL EQUITY CAPITAL .............................................. .....18,625
                                                                         ------
TOTAL LIABILITIES AND EQUITY CAPITAL ..................................$299,390
                                                                     ==========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                             JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.

                             WALTER V. SHIPLEY             )
                             WILLIAM B. HARRISON, JR.      )  DIRECTORS
                             FRANK A. BENNACK, JR.         )


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